UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 27, 2021
________________________________________________________________________
CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3615 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

On December 27, 2021, CURO Finance, LLC (the “Temporary Notes Issuer”), a wholly-owned subsidiary of CURO Group Holdings Corp. (the “Company”), completed the issuance of $250 million in aggregate principal amount of senior secured notes due 2028 (the “notes”). The notes were issued pursuant to an indenture, dated December 3, 2021 (the “Indenture”), between the Temporary Notes Issuer and TMI Trust Company, as trustee and collateral agent (the “Trustee”). Proceeds from the issuance of the notes, which were deposited into an escrow account on December 3, 2021, were released to the Company substantially concurrent with the consummation of the Acquisition (as defined below) and used to fund the Acquisition, together with cash on hand and shares of the Company’s common stock. Immediately prior to the consummation of the Acquisition, the Temporary Notes Issuer was merged with and into the Company, with the Company surviving the merger (the “CURO Merger”). Following the CURO Merger, the Company and the Trustee entered into a supplemental indenture (the “Temporary Notes Supplemental Indenture”), pursuant to which the Company assumed the obligations of the Temporary Notes Issuer under the Indenture and the notes.

Concurrent with the execution of the Temporary Notes Supplemental Indenture, the Company issued a notice of mandatory exchange relating to the notes under the Indenture. Pursuant to the mandatory exchange, the Company will redeem the Temporary Notes by exchanging them for an equal aggregate principal amount of its 7.500% Senior Secured Notes due 2028 (the “Add-On Notes”). The Add-On Notes will constitute an additional issuance of the Company’s outstanding 7.500% Senior Secured Notes due 2028 issued under the indenture dated as of July 30, 2021 between the Company and the Trustee. The Company expects to complete the mandatory exchange promptly following the execution of the Temporary Notes Indenture.

The foregoing description of the Indenture and the Temporary Notes Supplemental Indenture does not purport to be complete and are qualified in their entirety by reference to the complete text of the Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 3, 2021 and is incorporated by reference herein, and the Temporary Notes Supplemental Indenture, which is attached to this report as Exhibit 4.1 and is incorporated by reference herein.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On December 27, 2021, the Company and Curo Intermediate Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Buyer”), completed its previously announced acquisition of SouthernCo, Inc., a Delaware corporation d/b/a Heights Finance (“Heights Finance”), from SouthernCo Holdings, LLC, a Delaware limited liability company (“Seller”), pursuant to that certain stock purchase agreement dated as of November 17, 2021 (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, Buyer agreed to purchase from Seller all of the issued and outstanding common stock of Heights Finance for a purchase price of $360 million, consisting of $335 million in cash and shares of the Company’s common stock valued at $25 million in accordance with the formula set forth in the Purchase Agreement, subject to customary working capital and certain other adjustments (the “Acquisition”).

The Company common stock issued to the Seller at closing is subject to customary lock-up provisions and registration rights pursuant to the terms of the Lock-Up Agreement and Registration Rights Agreement entered into by the Company and the Seller at the closing of the Acquisition.

Additionally, employment agreements entered into between a subsidiary of the Company and Douglas Clark, Richard Pfaltzgraff and Gary Fulk, Heights Finance’s current Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively, became effective at the closing of the Acquisition.

Pursuant to the terms of the Purchase Agreement, Buyer delivered $10 million in cash and 1,157,006 shares of Company common stock to the escrow agent to cover certain indemnification obligations of Seller under the terms of the Purchase Agreement, although there is no assurance that any actual liability incurred by the Company will not exceed amounts recoverable from such escrow.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2021, and is incorporated herein by reference.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 7.01 Regulation FD Disclosure

On December 28, 2021, the Company issued a press release announcing the closing of the Acquisition, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also has prepared updated information, which includes (i) certain information regarding the Acquisition and (ii) projections,, forecasts and assumptions about various matters, including its fourth quarter 2021 outlook. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the presentation is available at https://ir.curo.com/.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits

(a). Financial Statements of Businesses Acquired

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(b). Pro Forma Financial Information

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K must be filed.

(d). Exhibits

Exhibit Number	Description
4.1	Supplemental Indenture, dated December 26, 2021, by and between CURO Group Holdings Corp. and TMI Trust Company
99.1	Press Release, dated December 28, 2021
99.2	Presentation regarding the Acquisition and fourth quarter 2021 outlook
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of December, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer